File No.: 2-10698;
                                                                      811-505.
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]
     Pre-Effective  Amendment  No.                                  [ ]
     Post-Effective Amendment  No.  85                              [X]

                                 and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

     Amendment No.    33                                            [X]
                      (Check appropriate box or boxes.)

                           PHILADELPHIA FUND, INC.
------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

1200 North Federal Highway, Suite 424, Boca Raton, Florida     33432
------------------------------------------------------------------------------
         (Address of Principal Executive Offices)            (Zip Code)

Registrant's Telephone Number, including Area Code  561-395-2155
          Ronald F. Rohe, Vice President            ------------
          Philadelphia Fund, Inc.
1200 North Federal Highway, Suite 424, Boca Raton, Florida  33432
------------------------------------------------------------------------------
         (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering       April 1, 2008

It is proposed that this filing will become effective (check appropriate box)
    [ ] immediately upon filing pursuant to paragraph (b)

    [X] on April 1, 2008 pursuant to paragraph (b)

    [ ] 60 days after filing pursuant to paragraph (a)(1)

    [ ] on pursuant to paragraph (a)(1)

    [ ] 75 days after filing pursuant to paragraph (a)(2)

    [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. On January 11, 2008 Registrant filed a Rule 24f-2 Notice for Registrant's most recent fiscal year.

                       EXHIBIT INDEX LOCATED ON PAGE 53

                                    PART A

                                 [FRONT COVER]

                                                                  Philadelphia
                                                                    Fund, Inc.

                                                              Established 1923

                                                        A diversified open end
                                                       investment company with
                                                     an objective of long-term
                                                             growth of capital
                                                                    and income

                   [Logo]

                                                                 APRIL 1, 2008



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                  PROSPECTUS

                                 [Back Cover]

                            PHILADELPHIA FUND, INC.
                               Established 1923
                     1200 North Federal Highway, Suite 424
                           Boca Raton, Florida 33432
                                (561) 395-2155

        Shareholders may make inquiries regarding the Fund by calling:
        -------------------------------------------------------------
        |                    Shareholder Services                   |
        |                       1-800-525-6201                      |
        -------------------------------------------------------------

A Statement of Additional Information (dated April 1, 2008) which includes additional information about the Fund, is incorporated in this prospectus by reference.

The Fund's Statement of Additional Information, annual report, semi-annual report and other information are available, without charge, upon request, by writing to the above address, by visiting the Fund's Internet website at http://www.philadelphiafund.com, by electronic request at the Fund's e-mail address: request@philadelphiafund.com, or by calling 1-800-749-9933.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Information about the Fund, including the Statement of Additional Information, can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090.

Reports, material incorporated by reference, the Statement of Additional Information, and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Nos.: 2-10698 and 811-505



                    TABLE OF CONTENTS
                                                                    PAGE


                    Investments, Risks and Performance  . . . . . .   4

                    Fees and Expenses of the Fund   . . . . . . . .   7

                    Disclosure of Portfolio Holdings  . . . . . . .   7

                    Financial Highlights  . . . . . . . . . . . . .   7

                    Fund History  . . . . . . . . . . . . . . . . .   8

                    Investment Objective and Principal Strategies .   8

                    Policies and Non-Principal Strategies   . . . .   9

                    Principal Risks   . . . . . . . . . . . . . . .  10

                    Management of the Fund  . . . . . . . . . . . .  11

                    Purchase of Shares  . . . . . . . . . . . . . .  12

                    Calculation of Net Asset Value  . . . . . . . .  13

                    Special Purchase Plans  . . . . . . . . . . . .  13

                    Redemption of Shares  . . . . . . . . . . . . .  14

                    Frequent Purchases and Redemptions
                       of Fund Shares   . . . . . . . . . . . . . .  15

                    Dividends, Capital Gains Distributions,
                       and Taxes  . . . . . . . . . . . . . . . . .  16

                    Performance . . . . . . . . . . . . . . . . . .  17

                    Fund Service Providers  . . . . . . . . . . . .  18

                                            INVESTMENTS, RISKS AND PERFORMANCE

OBJECTIVE

The Fund's investment objective is to achieve long-term growth of capital and income.


PRINCIPAL STRATEGIES

The Fund will invest primarily in common stocks traded on the major U.S. security exchanges and U.S. Treasury notes and bonds and U.S. Government agency notes and bonds. Securities are bought and held with long-term goals in view.

Baxter Financial Corporation, the Fund's investment advisor (the "Advisor"), uses fundamental analysis to select stocks which are believed to be undervalued. This undervaluation may be perceived for one or more of the following reasons: undervalued assets, low price to earnings ratio, low price in relation to market dominance, ability to control prices, low price to cash flow, and high percentage return on equity. Other factors considered before investing include market capitalization size, corporate business strategy, industry position, trading liquidity, trading activity of officers, directors and large stockholders, good management, protection from competition, and dividend yield.

The Advisor selects U.S. Treasury and U.S. Government agency notes and bonds based upon the Advisor's analysis of the following factors: the state of the economy, Federal Reserve Board policies, the historical shape of the yield curve and the current shape of the yield curve. Based on its analysis, the Advisor identifies a specific range of maturities of fixed income securities that the Advisor believes present an enhanced potential for capital gains. In some cases, the Advisor will acquire U.S. Treasury and U.S. Government agency notes and bonds for the Fund that possess greater opportunity for yield.

The Fund generates income by investing in stocks that pay dividends, commercial paper, and U.S. Treasury and U.S. Government agency fixed income securities.

The Fund's portfolio is diversified.

The Fund's portfolio usually consists of 20 - 30 different stocks.

The Advisor takes into consideration the tax implications for shareholders of Fund trading activity by attempting to balance capital gains and losses resulting from portfolio transactions.


PRINCIPAL RISKS

MARKET RISK. Stock prices rise and decline in response to investors' perception of the activities of individual companies and general market and economic conditions. The value of your investment in the Fund is not guaranteed and will vary from day to day, which means that you could lose money.

RISK OF LIMITED HOLDINGS. The price of an individual security may be more volatile and perform differently from the market as a whole. As the Fund usually owns 20 - 30 stocks, its performance may be more vulnerable to changes in the market value of a single security than funds with more stocks in their portfolios.

INTEREST RATE RISK. Increasing interest rates cause decreases in debt securities' prices and can slow overall economic activity, which often leads to lower equity prices.

INVESTMENT ADVISOR RISK. The Fund is actively managed, and the success of the Fund's investment strategy depends significantly on the Advisor's skill in assessing the potential of the securities in which the Fund invests. The Advisor will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the intended results. The Advisor may be incorrect in its assessment of the value of securities or its assessment of market trends, which can result in losses to the Fund. In some cases, investments may be unavailable, or the Advisor may choose not to purchase them under market conditions when the acquisition of such investments, in hindsight, may be determined to be beneficial to the Fund.

VALUE STYLE RISK. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of these stocks are lower than those of growth stocks. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because the company is associated with a market sector that is not favorably regarded by investors. Because different types of stocks attract varying levels of interest by investors, depending on market and economic conditions, the Fund's returns may be adversely affected during market downturns and when value stocks are not in demand. Value stocks also may remain undervalued. The market may not recognize a company's true intrinsic value for a long time, or a company judged to be undervalued may be appropriately priced. Value stocks, as a group, may underperform the overall equity market for a long period of time, and may not realize their full economic value, while the market concentrates on growth stocks.

COMMON STOCK RISK. The Fund will invest in common stocks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including: changes in investors' perceptions of the financial condition of an issuer; the general condition of the relevant stock market; or when political or economic events affecting issuers of common stock occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance, before and after taxes, is not predictive of future performance.

   [Bar chart showing Fund's annual calendar year total returns as follows.]

                             Philadelphia Fund, Inc.
                         Annual Total Returns 1998 - 2007

                                 1998   11.13%
                                 1999    0.57%
                                 2000    4.73%
                                 2001   -7.02%
                                 2002   -8.58%
                                 2003   18.26%
                                 2004   20.13%
                                 2005    8.34%
                                 2006   12.98%
                                 2007    6.37%


During the periods shown in the bar chart, the highest return for a quarter was 11.58% (quarter ending June 30, 2003) and the lowest return for a quarter was -8.90% (quarter ending September 30, 2002).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average Annual Total Returns as of 12/31/07

	                         1 Year    5 Years   10 Years
PHILADELPHIA FUND
  Return Before Taxes	        6.37%    13.09%     6.29%

  Return After Taxes
  on Distributions              3.30%    11.54%     4.42%

  Return After Taxes
  on Distributions and          8.26%    11.33%     4.82%
  Sale of Fund Shares (t)

S&P 500 INDEX*
  (reflects no deduction
  for fees, expenses or taxes)  5.49%    12.82%     5.91%



* The S&P 500(r) Index is a widely recognized unmanaged index of common stock prices.


t - Returns After Taxes on Distributions and Sale of Fund Shares may be higher than Before Tax Returns due to tax benefits resulting from a net capital loss upon the redemption of Fund shares.

                                                 FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                               SHAREHOLDER FEES
                   (fees paid directly from your investment)

                 None
                        ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from Fund assets)

              Management Fee ..........................    .75%
              Administrative Fee ......................    .25%
              12b-1 Fees     ..........................    .15%
              Other Expenses ..........................    .35%
                                                         -----
                 Total Annual Fund Operating Expenses..   1.50%
                                                         =====

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example illustrates the expenses that you would pay on a $10,000 investment for the time periods indicated, assuming:

  [BULLET]  a 5% annual rate of return
  [BULLET]  redemption at the end of each time period
  [BULLET]  Fund operating expenses remain the same

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                      ------  -------  -------  --------
                       $153    $474     $818     $1,791


                                               DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.


                                                          FINANCIAL HIGHLIGHTS

The data set forth under the caption "Financial Highlights" in the Annual Report to Stockholders for the fiscal year ended November 30, 2007 is incorporated herein by reference. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual report and semi-annual report are available, without charge, upon request, by writing to the address or by calling the number on the back cover of this prospectus. The annual and semi-annual reports are also available on the Fund's Internet website at http://www.philadelphiafund.com.


                                                                  FUND HISTORY

The Fund, a Maryland corporation, is the surviving corporation of a merger with Philadelphia Fund, Inc., a Delaware corporation. On November 30,
1984, the Fund was reorganized for the purpose of continuing the operations of the Delaware corporation. The sole purpose of the merger was to change the Fund's state of incorporation from Delaware to Maryland. The Delaware corporation was incorporated on July 5, 1945 for the purpose of acquiring and continuing the business of the Securities Fund, an unincorporated investment company organized in 1923.

The Securities Fund, predecessor of the Philadelphia Fund, was organized in 1923 by W. Wallace Alexander. He and his associates managed the Securities Fund until December 1928 when W. Wallace Alexander, Inc. became the manager.
W. Wallace Alexander, Inc. remained the manager of the Securities Fund until its acquisition by Philadelphia Fund, when Alexander Investment Management Co. became the manager. Over the years, the Fund has been managed by several investment advisors. The Fund's current investment advisor is Baxter Financial Corporation.


                                INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund's investment objective is to achieve long-term growth of capital and income. This goal may be changed only by the vote of a majority of the shares of the Fund. The Advisor endeavors to meet the Fund's objective but there can be no assurance that the Fund's investments will achieve the Advisor's expectations.

The shares of the Fund provide a convenient way for investors to own, at a reasonable cost, an interest in a carefully selected and
supervised portfolio of investments.   The shares represent ownership of a
program designed and managed for long-term growth of capital and income.

The Fund will invest primarily in common stocks with a market value greater than $150 million traded on the major U.S. security exchanges.

The Advisor uses fundamental analysis to select stocks which are believed to be undervalued. The Advisor considers the following criteria to evaluate whether a stock may be undervalued:

     [BULLET] Price to earnings ratio less than growth rate of
              sales and/or earnings.
     [BULLET] Return on equity greater than 15%.
     [BULLET] Price to sales ratio less than 1.
     [BULLET] Price to book ratio less than 1.
     [BULLET] Price to cash flow ratio less than 6.

Each of these criteria may indicate that a stock is undervalued. The Advisor considers stocks with as many of these criteria as possible, but does not require that all or any exist prior to investment. Other factors considered before investing include low price in relation to market dominance, ability to control prices, market capitalization size, corporate business strategy, industry position, trading liquidity, trading activity of officers, directors and large stockholders, good management, protection from competition, and dividend yield. Investments are held until the stock meets the Advisor's projections, the original criteria used to select the investment no longer exist, or an investment opportunity believed to be superior presents itself.

The Fund's portfolio usually consists of 20 - 30 different stocks, which is less than the number of stocks held by the typical diversified mutual fund. This strategy stems from the belief that there are a limited number of investment ideas available and allows the Advisor to focus on companies with the greatest potential for investment return balanced with minimal risk.

The Fund generates income by investing in stocks that pay dividends, commercial paper, and U.S. Treasury notes and bonds and U.S. Government agency notes and bonds. U.S. Treasury and U.S. Government agency notes and bonds are selected based upon the Advisor's analysis of the following factors: the state of the economy, Federal Reserve Board policies, the historical shape of the yield curve and the current shape of the yield curve. Based on its analysis, the Advisor identifies a specific range of maturities of fixed income securities that the Advisor believes present an enhanced potential for capital gains. In some cases, the Advisor will acquire U.S. Treasury and U.S. Government agency notes and bonds for the Fund that possess greater opportunity for yield. When the Advisor believes a decline in interest rates is imminent, fixed income investments may also be purchased for the purpose of capital appreciation, as prices tend to rise as interest rates fall. When the Fund invests in fixed income securities for this reason, it may invest in any rated or unrated security.

The Advisor takes into consideration the tax implications for shareholders by attempting to balance capital gains and losses resulting from portfolio transactions. Unexpected declines in securities prices sometimes cause the Advisor to realize capital losses. Unexpected increases in securities prices sometimes cause the Advisor to realize capital gains. Both of these actions are taken with full consideration given to the Fund's current realized and unrealized gain (loss) position and the tax implications to shareholders.


                                         POLICIES AND NON-PRINCIPAL STRATEGIES

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Under these conditions, the Fund may place some or all of its assets in cash or cash equivalents in an attempt to preserve capital and avoid potential losses. However, it is possible the Fund may not achieve its investment objective under these circumstances.

Cash balances in excess of daily operating needs are invested in the highest rated commercial paper available and U.S. Treasury Bills.

The Fund may hold cash, cash equivalents, bonds, and/or preferred stocks to the extent deemed prudent to achieve its investment objective.

The Fund will not at the time of purchase invest more than 5% of its assets in the securities of any one company nor will the Fund buy more than 10% of the voting stock of any one company.

The Fund may invest in rated or unrated fixed income securities.

The Fund will not purchase securities of companies if such purchase would cause more than 25% of the Fund's assets to be invested in the securities of companies in any single industry.

The Fund may buy and sell covered (options on securities owned by the Fund) and uncovered (options on securities not owned by the Fund) call and put options which are issued by the Options Clearing Corporation and are listed on national securities exchanges. Generally, options would be used either to generate income or to limit the downside risk of a portfolio holding.

The Fund may buy and sell financial futures contracts and options on such contracts. Futures contracts may be used to implement a number of different hedging strategies.

The Fund's portfolio usually has a low turnover ratio because securities, other than options, are bought and held with long-term goals in view and this normally results in the infrequent replacement of the portfolio's investments. However, the Advisor is free to make any portfolio changes which, in its judgment, are in the best interests of shareholders.


                                                               PRINCIPAL RISKS

MARKET RISK. Stocks prices rise and decline in response to investors' perceptions of the activities of individual companies and general market and economic conditions. The value of your investment in the Fund is not guaranteed, and will vary from day to day, which means that you could lose money. Political upheaval and social unrest, wars, threat of war, and the numerous factors of the human race have an impact on economic conditions. In turn, this influences the decisions to retain different stocks in the portfolio or to reinvest in the stocks of companies which are better suited to a changing or changed environment. The portfolio may suffer losses in this replacement process.

RISK OF LIMITED HOLDINGS. The price of an individual security may be more volatile and perform differently from the market as a whole. As the Fund usually owns 20 - 30 stocks, its performance may be more vulnerable to changes in the market value of a single security than funds with more stocks in their portfolios. For example, a portfolio owning 20 stocks of equal value will be influenced twice as much by the fortunes or misfortunes of one company than a portfolio holding 40 stocks of equal value.

INTEREST RATE RISK. Increasing interest rates cause decreases in debt securities' prices and can slow overall economic activity, which often leads to lower equity prices. The level of interest rates in the economy is the primary determinant of the level of economic activity which determines if there is growth and at what rate. It determines the level of employment and influences every aspect of economic endeavor. The level of interest rates in foreign countries influences those respective economies, which over the long run may effect the American economy. Misjudging the trend of interest rates may have a negative effect on the portfolio.

INVESTMENT ADVISOR RISK. The Fund is actively managed, and the success of the Fund's investment strategy depends significantly on the Advisor's skill in assessing the potential of the securities in which the Fund invests. The

Advisor will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the intended results. The Advisor may be incorrect in its assessment of the value of securities or the assessment of market trends, which can result in losses to the Fund. In some cases, investments may be unavailable, or the Advisor may choose not to purchase them under market conditions when the acquisition of such investments, in hindsight, may be determined to be beneficial to the Fund.

VALUE STYLE RISK. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of these stocks are lower than those of growth stocks. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because the company is associated with a market sector that is not favorably regarded by investors. Because different types of stocks attract varying levels of interest by investors, depending on market and economic conditions, the Fund's returns may be adversely affected during market downturns and when value stocks are not in demand. Value stocks also may remain undervalued. The market may not recognize a company's true intrinsic value for a long time, or a company judged to be undervalued may be appropriately priced. Value stocks, as a group, may underperform the overall equity market for a long period of time, and may not realize their full economic value, while the market concentrates on growth stocks.

COMMON STOCK RISK. The Fund will invest in common stocks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including: changes in investors' perceptions of the financial condition of an issuer; the general condition of the relevant stock market; or when political or economic events affecting issuers of common stock occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.


                                                        MANAGEMENT OF THE FUND

The strength of Philadelphia Fund, and any success it may achieve for shareholders, depend chiefly upon the character, experience, and judgment of the persons managing its activities. Baxter Financial Corporation ("BFC" or the "Advisor") provides the Fund with investment advice and recommendations regarding the investment and reinvestment of the Fund's assets. For the fiscal year ended November 30, 2007, the Fund paid BFC total advisory fees equal to ..75% of the Fund's average net assets on an annual basis. A discussion regarding the basis for the Fund's board of directors' approval of the investment advisory agreement between the Fund and the Advisor is available in the Fund's semi-annual report to shareholders for the six month period ended May 31, 2007.

Donald H. Baxter, President, Treasurer, Director, and sole shareholder of the Advisor, is responsible for selecting brokers to execute Fund portfolio transactions and is authorized to place Fund securities transactions with dealers who sell shares of the Fund. Mr. Baxter is primarily responsible for the day-to-day management of the Fund's portfolio. He has been the Fund's portfolio manager since May, 1987. Mr. Baxter is also President and Director of the Fund and Eagle Growth Shares, Inc., another registered investment company. BFC also serves as investment advisor to other institutional and individual investors, including Eagle Growth Shares, Inc. Further information about the Fund's portfolio manager's compensation, other accounts managed by Mr. Baxter, and Mr. Baxter's ownership of Fund shares, is found in the Fund's Statement of Additional Information.

Under a Distribution Plan approved by the Board of Directors, the Fund may make monthly payments of not more than 1/24 of 1% (.5% annually) of the net assets of the Fund to defray: (a) expenses associated with the sale of Fund shares, and (b) services to existing shareholders. The service fee, which may not exceed, on an annual basis, .25% of the average net asset value of the Fund, is intended to defray the cost of providing personal services to the Fund's existing shareholders. For the fiscal year ended November 30, 2007, the Fund paid distribution expenses under the Plan equal to .15% of average net assets. BFC has agreed to reduce the Fund's 12b-1 fees to .15% per annum of the Fund's average net assets until further notice. As a consequence of the Fund's Distribution Plan, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD Conduct Rules.


                                                            PURCHASE OF SHARES

The shares of the Fund are available through the distributor of the Fund's shares.

When making an initial investment, shares may be purchased by completing and signing the General Account Application, which should be remitted, together with payment for the shares, to the Fund's transfer agent at the following address: Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. Once an account is established, subsequent investments should be sent to Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. Subsequent purchase orders must contain your name, your account number(s), the name(s) on your account(s) and payment for the shares. A confirmation will be mailed to the investor showing the shares purchased, the exact price paid for the shares, and the total number of shares that are owned. If payment is not received with the purchase request, the transaction will not be processed (unless made by a financial intermediary with a current dealer agreement with the Fund) and the shareholder will be contacted for further instructions. Investors who are interested in information about purchasing shares may also contact the Fund at 1-800-749-9933. The minimum initial investment in the Fund is $1,000, and there is no minimum amount for subsequent investments in the Fund. The Fund retains the right to waive the minimum initial investment at its discretion. Purchases of shares will be made in full and fractional shares calculated to three decimal places. Certificates for shares of stock will not be issued. Shares may also be purchased and sold through securities firms which may charge a service fee or commission for such transactions. No fee or commission is charged on shares which are purchased from or redeemed by the Fund directly.

Orders received by Unified Fund Services, Inc., the Fund's transfer agent, prior to the close of the New York Stock Exchange, generally 4:00 p.m., Eastern time, will be confirmed at the offering price next calculated, provided the order is received by the transfer agent prior to that time. Orders received subsequent to that time will be confirmed at the offering price effective at the close of the New York Stock Exchange on the next business day.

Automatic Investment Plan investors and Check Withdrawal Plan investors will receive confirmations of purchases and redemptions of Fund shares on a quarterly basis, not later than five business days after the end of each calendar quarter in which a transaction takes place. The confirmation will show the date of each transaction during the period, number of shares, and price paid or received for shares purchased or redeemed, including dividends and distributions, and total number of shares owned by the investor as of the end of the period.


                                                CALCULATION OF NET ASSET VALUE

The price of your Fund shares is based on the Fund's net asset value. The Fund's net asset value is determined using the closing sales prices of the Fund's investment securities on the markets on which they are principally traded, except those securities traded on the Nasdaq NMS and Small Cap exchanges ("Nasdaq"). Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price. If market quotations are not readily available, or become unreliable, securities will be valued by the Advisor at their fair values as determined in good faith in accordance with procedures approved by the Board of Directors. The Fund will also value a security at fair value if an event that materially affects the value of the security occurs after the close of the principal market on which such security trades, but before the Fund calculates its net asset value.

If market quotations or official closing prices are not readily available, or have become unreliable, the securities will be priced using fair valuation methods approved by the Board. The Advisor may value a portfolio security using fair value pricing if the exchange on which the security is principally traded closes early, or if trading in the security is halted during the day and does not resume prior to the time that the Fund calculates its net asset value. The price of a security determined using fair value procedures may differ from the security's most recent exchange closing price, and from the prices used by other mutual funds that own the security to calculate their net asset values.

The net asset value is computed as of the close of the New York Stock Exchange, generally 4:00 p.m., Eastern time, on each day the New York Stock Exchange is open for trading.

Orders for Fund shares received by the Fund's transfer agent, Unified Fund Services, Inc., prior to that time are priced at the net asset value next calculated, provided the order is received together with payment for the shares prior to such close of the New York Stock Exchange. In addition, new accounts must include a completed account application. Orders received subsequent to the close of the New York Stock Exchange will be priced at the net asset value calculated at the close of the New York Stock Exchange on the next business day.


                                                       SPECIAL PURCHASE PLANS

TAX SHELTERED PLANS. The Fund makes available through its transfer agent the following Retirement Accounts:

               [Bullet] Traditional Individual Retirment Account (IRA)

               [Bullet] Roth IRA

               [Bullet] SIMPLE IRA

               [Bullet] SEP-IRA

               [Bullet] Coverdell Education Savings Account

               [Bullet] 403(b)(7) Custodial Account

For self-employed individuals, partnerships, and corporations, investments in shares of the Fund can be made through a prototype Profit Sharing/Money Purchase Pension Plan which has been approved by the Internal Revenue Service.

Forms to establish any of the above plans are available from the Fund or Baxter Financial Corporation.

AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts. The Fund's $1,000 minimum initial investment shall be waived for Automatic Investment Plan participants making regular monthly payments of at least $50.00 per month.


                                                          REDEMPTION OF SHARES

Investors may redeem their shares by requesting a redemption in writing to Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. Upon redemption, the investor will receive the net asset value of his shares calculated as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) following the receipt of properly tendered shares. A proper tender of shares means that if the investor holds share certificates, they must be signed as registered and the signatures must be guaranteed. To redeem shares for which certificates have not been issued - those held for the account of the investor by Unified Fund Services, Inc. - all registered holders must sign and deliver to the Fund or to Unified Fund Services, Inc. a written request for redemption specifying the shares to be redeemed with signatures guaranteed.

_______________________________________________________________________________
|                                                                             |
| A signature guarantee helps protect you and the Fund against fraud.         |
| You may obtain a signature guarantee from commercial banks, securities      |
| dealers, trust companies, member firms of a domestic stock exchange         |
| (such as the New York Stock Exchange or a regional stock exchange),         |
| certain credit unions, certain savings associations, overseas banks with a | | domestic correspondent or branch, or other eligible guarantor institutions. | | A signature guarantee may not be obtained through a notary public. All | | documentation requiring a signature guarantee must utilize a New Technology |
| Medallion Stamp.                                                            |
|_____________________________________________________________________________|

Any questions regarding which institutions may guarantee signatures should be directed to Unified Fund Services, Inc. at 1-800-525-6201. Neither the Fund nor its underwriter charge any fee on these transactions. The Fund's policy is to pay promptly when shares are presented for redemption; it is obligated to pay within seven days after the date of tender, except when the securities exchanges are closed or an emergency exists.

Proceeds for the redemption of Fund shares purchased by check, ACH, or through the Automatic Investment Program will be delayed until the Fund verifies that it has received good payment, which may take up to 15 business days. If you purchase shares by Federal funds, you will avoid this delay.

The Fund reserves the right, after sending the shareholder at least sixty
(60) days prior written notice, to redeem the shares held by any shareholder if the shareholder's account has been inactive for a period of six (6) months preceding the notice of redemption and the total value of the shareholder's shares does not exceed $500 as of the proposed redemption date. An account will be considered inactive if no new purchases have been made (excluding shares purchased through the reinvestment of dividends and capital gains) within the specified time period. Any redemptions by the Fund pursuant to this procedure will be at the net asset value of the shares calculated as of the close of the New York Stock Exchange on the stated redemption date and a check for the redemption proceeds will be sent to the shareholder not more than seven (7) days later.

When in the best interests of the Fund, the Fund may make a redemption payment, in whole or in part, by a distribution of liquid portfolio securities in lieu of cash (an "in-kind" redemption). Such distributions will be made in accordance with the federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The investor also would bear the risk that the prices of the securities distributed in an "in-kind" redemption could rise or decline before the securities can be sold.

The Fund also makes available a Check Withdrawal Plan about which further information may be obtained by writing or calling the Fund, or by obtaining a copy of the Statement of Additional Information.


                              FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed for long-term investors, and is not intended for investors that engage in excessive short-term trading activity that may be harmful to the Fund, including but not limited to market timing. The Fund discourages frequent purchases and redemptions of Fund shares by investors, and will not accommodate investors seeking to make frequent purchases and redemptions of Fund shares. This policy includes purchases and redemptions in response to short-term market fluctuations. The frequent trading into and out of the Fund presents a number of risks, including interfering with or disrupting the Fund's portfolio management strategies, harming Fund performance and increased brokerage and administrative costs for the Fund, which dilute the value of Fund shares held by the Fund's long-term shareholders (who do not generate these costs).

In order to deter market timing in Fund shares, the Board of Directors of the Fund has adopted policies and procedures that provide that the Fund may refuse or cancel purchase orders that the Fund or the Advisor believes are made on behalf of market timers. The Fund and its agents reserve the right to reject any purchase request by any investor indefinitely if the Fund or its agents believe that any combination of trading activity is potentially disruptive to the Fund. Any restrictions that are imposed to prevent or minimize frequent purchases and redemptions are uniformly applied, including trades that occur through omnibus accounts at financial intermediaries ("Intermediaries"), such as investment advisers, broker-dealers, transfer agents, third party administrators and insurance companies. In addition, the Fund may impose further restrictions on suspected market timers' trading activities in the future.

The following procedures have been implemented in order to discourage Fund share transactions initiated by market timers:

  [BULLET] Any shareholder that purchases shares of the Fund in an amount greater than $25,000 and redeems those shares within 10 business days will be prohibited from purchasing additional Fund shares for 12 months from the redemption date. The prohibition on purchasing additional Fund shares for 12 months from the redemption date may be waived for shareholders that participate in an Automatic Investment Program. The Advisor will determine whether the prohibition should be waived on a case by case basis for Automatic Investment Program participants.

  [BULLET] Management reserves the right to reject any Fund share purchase request greater than $250,000 if management believes the order is being made by a market timer.

Although these policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

The ability to monitor trades that are placed through omnibus accounts maintained by Intermediaries is severely limited. Omnibus accounts aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. In addition, some Intermediaries may be unable, or unwilling, to abide by any Fund-imposed trading or exchange restrictions. For these reasons, the procedures cannot eliminate completely the possibility of excessive short-term trading. The Fund seeks compliance by Intermediaries with the policies by requesting that the Intermediaries, from time to time, identify to the Fund those investors known to the Intermediaries to have investment horizons inconsistent with those of the Fund.


                                                      DIVIDENDS, CAPITAL GAINS
                                                      DISTRIBUTIONS, AND TAXES

The Fund intends to pay dividends of its net investment income on a quarterly basis. Any capital gain distributions will be paid annually on approximately December 31st.

If you are a taxable investor and invest in the Fund shortly before it pays a dividend or makes a capital gain distribution, you may receive some of your investment back in the form of a taxable dividend or distribution.

Dividends and capital gain distributions paid to taxable investors are subject to Federal income tax. This is true whether you elect to receive dividends and capital gain distributions in additional shares of the Fund at net asset value or to receive cash. If you are a taxable investor, dividends, together with distributions of any short-term capital gains, are taxable as ordinary income. Taxable investors pay Federal income taxes at long-term capital gains rates on realized long-term capital gains which are distributed to them no matter how long the investors have owned Fund shares. A portion of dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met.

Annually, the Fund will provide each shareholder with a statement regarding the tax status of dividends and distributions paid for the year. Dividends and capital gains distributed in January ordinarily will be included in the shareholder's income for the previous year.

Shareholders who sell Fund shares may realize a gain or loss on those shares based on the difference between the purchase price and the sale price of each share. For shares held less than one year, your gain or loss is considered to be short-term and is taxable as ordinary income. For shares held longer than one year, your gain or loss is considered to be long-term and generally is taxable at your capital gains rate.

Dividends and capital gain distributions paid to shareholders and gains from the sale or exchange of Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and are subject to special U.S. tax certification requirements.

By law, the Fund must withhold 28% of your taxable distributions and redemption proceeds unless you:

     [BULLET] provide your correct social security or taxpayer identification number,

     [BULLET] certify that this number is correct,

     [BULLET] certify that you are not subject to backup withholding, and

     [BULLET] certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so.


                                                                   PERFORMANCE

Occasionally, total return data may be included in advertisements pertaining to the Fund. Standardized "total return" of the Fund refers to the average annual compounded rates of return over certain periods of time that would equate the initial amount invested in the Fund to the ending redeemable value of the investment, and includes reinvestment of dividends and distributions over the period for which performance is shown. The Fund may advertise total return figures which shall represent Fund performance over one or more time periods, including (1) one-year to date, and (2) May 1, 1987 to date, the latter being the date on which Mr. Donald H. Baxter assumed exclusive portfolio management responsibilities for the Fund. Non-standardized total return quotations may also be presented along with standardized figures. Such quotations may exclude certain types of deductions, such as certain Fund expenses, which would otherwise reduce total return quotations.

The Fund may also advertise its investment performance by comparison to market indices such as the S&P Index and to mutual fund indices such as those reported by Lipper, Inc. Such indices may group funds by investment objective (in the Fund's case, typically in the "Growth and Income Funds" category), or may involve a more general ranking reflecting the Fund's overall performance as compared to any number or variety of funds, regardless of investment objective.


                                                     FUND SERVICE PROVIDERS

                         INVESTMENT ADVISOR, ADMINISTRATOR, AND DISTRIBUTOR
                                               Baxter Financial Corporation
                                      1200 North Federal Highway, Suite 424
                                                 Boca Raton, Florida  33432

                                                                  CUSTODIAN
                                                            U.S. Bank, N.A.
                                                          425 Walnut Street
                                                       Cincinnati, OH 45202

                               TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                                                Unified Fund Services, Inc.
                                                              P.O. Box 6110
                                                Indianapolis, IN 46206-6110

                                                              LEGAL COUNSEL
                                      Stradley, Ronon, Stevens & Young, LLP
                                                   2600 One Commerce Square
                                                     Philadelphia, PA 19103


                              INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                           Briggs, Bunting & Dougherty, LLP
                                                      Two Penn Center Plaza
                                                    Philadelphia, PA  19102

                                   PART B


                           PHILADELPHIA FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                APRIL 1, 2008

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's current prospectus (dated April 1, 2008, as amended from time to time). To obtain the prospectus, please write to Philadelphia Fund, Inc., 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432.

Or call:

        Nationwide                                      1-800-749-9933
        Florida                                         1-561-395-2155

The Fund's Annual Report and other information are available on the Fund's Internet website at http://www.philadelphiafund.com.

The information required by Item 10 "Fund History" of this Statement of Additional Information is incorporated by reference and is located in the Fund's prospectus under the heading "Fund History." The information required by Item 22 "Financial Statements" of this Statement of Additional Information is incorporated by reference and is located in the Fund's Annual Report dated November 30, 2007.


      TABLE OF CONTENTS                                              PAGE
      -----------------                                              ----

      Investment Goals, Policies and Risks . . . . . . . . . . .      20
      Options Transactions . . . . . . . . . . . . . . . . . . .      21
      Futures Contracts  . . . . . . . . . . . . . . . . . . . .      23
      Taxation of the Fund . . . . . . . . . . . . . . . . . . .      24
      Investment Limitations . . . . . . . . . . . . . . . . . .      29
      Temporary Defensive Positions  . . . . . . . . . . . . . .      30
      Disclosure of Portfolio Holdings . . . . . . . . . . . . .      31
      Calculation of Net Asset Value . . . . . . . . . . . . . .      31
      Purchase of Shares . . . . . . . . . . . . . . . . . . . .      32
      Automatic Investment Plan  . . . . . . . . . . . . . . . .      32
      Tax Sheltered Plans  . . . . . . . . . . . . . . . . . . .      33
      Redemption of Shares . . . . . . . . . . . . . . . . . . .      33
      Check Withdrawal Plan  . . . . . . . . . . . . . . . . . .      34
      Rights of Ownership. . . . . . . . . . . . . . . . . . . .      34
      Officers and Directors . . . . . . . . . . . . . . . . . .      35
      Brokerage. . . . . . . . . . . . . . . . . . . . . . . . .      39
      Information About the Investment Advisor and
        Other Service Providers. . . . . . . . . . . . . . . . .      40
      Principal Underwriter. . . . . . . . . . . . . . . . . . .      42
      Distribution . . . . . . . . . . . . . . . . . . . . . . .      43
      Independent Registered Public Accounting Firm. . . . . . .      44
      Financial Statements . . . . . . . . . . . . . . . . . . .      44
      Proxy Voting Policies. . . . . . . . . . . . . . . . . . .      45

                     INVESTMENT GOALS, POLICIES AND RISKS
                     ------------------------------------

The Fund is a diversified, open-end management investment company. Securities will be bought with the long-term goals of the Fund in view, and it is the practice of the Fund not to engage in selling portfolio securities on a short-term basis. However, the Fund may dispose of any portfolio securities acquired at any time if, in management's judgment, such action is in the best interests of shareholders. Management will endeavor to apply the Fund's flexible investment policy effectively -- making shifts from bonds to stocks, and vice versa, to meet changing conditions. If, for example, all of the portfolio securities were replaced in one year, the portfolio turnover rate would be 100%. It is not anticipated that the Fund's portfolio turnover rate would exceed 100%. The portfolio turnover rate (the annual rate at which portfolio securities are replaced) for each of the past five years is set forth in the Annual Report to stockholders for the fiscal year ended November 30, 2007 under "Financial Highlights".

While the following are not considered to be principal policies of the Fund, they may be employed as described herein.

The Fund may invest in fixed income securities which offer opportunities for capital appreciation and income. These securities may be rated investment grade or lower. Securities rated B-2 or lower by Moody's Investors Service, Inc. or B- or lower by Standard & Poor's Corporation are deemed to involve a higher risk level than investment grade debt securities. The Fund may also invest in unrated securities when Baxter Financial Corporation, the Fund's investment advisor ("Advisor"), believes that the terms of the securities and the financial conditions of the issuers are such that the protection afforded limits risks to a level similar to that of rated securities in which the Fund may invest. Fixed income debt securities offer a potential for capital appreciation because the values of fixed income securities generally fluctuate inversely with interest rates.

The Fund has authority to invest up to 20% of its assets in the securities of foreign companies. However, historically the Fund has not invested more than 5% of its assets in foreign securities, and has no current intention to do so. Investments in foreign securities involve risks which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign investments may also be affected by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. There is also the possibility of nationalization or other government policies or instability which could affect investments in securities of issuers in those nations.

The Fund has authority to buy securities of companies organized as real estate investment trusts ("REITS"). REITS are subject to price fluctuations similar to other investments traded on exchanges. In addition, property values or income produced from properties owned can have an impact on the value of a REIT.

The Fund is authorized to invest in "restricted securities" (i.e. securities which may not be sold without registration or an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act")). As an operating policy, the Fund does not expect to invest more than 5% of its total net assets invested in restricted securities. The Fund will not purchase such securities if, immediately after such purchase, more than 15% of the Fund's net assets will be invested in restricted or other illiquid securities. It is possible that the Advisor may not be able to sell an investment in restricted securities when it is determined the investment no longer meets the Fund's objectives. This would cause a negative impact on the value of Fund shares should a restricted security's price decline before the investment can be sold.


                             OPTIONS TRANSACTIONS
                             --------------------

The Fund may sell covered call options (options on securities owned by the Fund) and uncovered call options (options on securities not owned by the
Fund) which are issued by the Options Clearing Corporation and listed on national securities exchanges. This practice may enable the Fund to increase its income because the buyer of the option pays the Fund a sum of cash (a premium) for the option whether or not the buyer ultimately exercises the option. The amount of the premium is determined on the exchange upon which the option is traded, and will depend on various factors, such as the market price and volatility of the underlying securities and the expiration date and exercise price of the option.

Ordinarily, call options would be sold on stocks whose market value is not expected to appreciate above the option exercise price by the expiration date of the option, or when the premium received plus the exercise price of the option exceeds the price at which the Advisor expects the underlying securities to be trading by the expiration date of the option. When the Fund sells an option, it is obligated to deliver the underlying securities until the expiration date of the option (which may be one, two, three, six or nine months from the date the option is issued) if the option is exercised. If the option is exercised, the Fund would deliver the underlying securities to the buyer if the option was a covered option or buy the underlying securities to deliver to the purchaser of the option if the option was uncovered.

The sale of covered call options should enable the Fund to increase its income through the receipt of premium income on the call options it sells. However, the Fund risks limiting potential gains the Fund would otherwise realize if the market value of the underlying securities of a covered call option appreciates above the exercise price of the option because the purchaser will then exercise the option. In the case of uncovered call options, the Fund risks a loss upon closing its option position if the market price of the optioned securities at the time the option is exercised exceeds the exercise price plus the premium received by the Fund.

The Fund may purchase call options when the Advisor believes that the market price of the underlying securities will exceed the strike price of the option, plus the premium the Fund must pay for the option, by the option expiration date. If the market price of the underlying securities appreciates after the option is purchased, the price of the option also will appreciate, thereby affording the Fund the opportunity to resell the option at a profit or, as an alternative, to purchase the underlying securities at the option exercise price anytime until or on the expiration date and retain or resell the underlying securities at their appreciated value. Purchasing call options, however, entails the risk that the market price of the underlying securities may decrease and the market value of the call option will also decrease, and in these circumstances, while the Fund may sell the option, the transaction is likely to result in a loss.

The Fund may also buy and sell put options. For the sale of a put option, the Fund receives a premium, which is determined on the exchange on which the put is traded. The amount of the premium is influenced by the same factors as influence the market price of call options.

The sale of a put option obligates the seller to purchase the underlying securities at the option exercise price anytime until or on the expiration date if the option is exercised. Alternatively, the seller may satisfy its obligation by purchasing an identical put option for delivery to the purchaser of the put option.

The option will be exercised if the market price of the underlying securities is less than the strike price of the option on the expiration date of the option. The Fund may sell put options to obtain premium income on underlying securities whose market price the Advisor expects to increase or remain relatively constant for the duration of the option. They may also be sold when the Advisor believes the underlying securities are an attractive long-term investment, despite a possible short term decline in their market value. In these circumstances, the Fund would purchase the underlying securities pursuant to the option rather than buy an identical put option to close the transaction, if the option is exercised by the buyer.

The Fund also may buy put options to protect against a decline in the market value of underlying securities that are held in the Fund's investment portfolio. In return for paying a premium to the seller of the put option, the Fund acquires the right to sell the underlying securities to the seller of the option at the exercise price, thereby protecting itself against a decline in the market price of the underlying securities. If, however, at the expiration date of the option, the market value of the underlying securities has not declined below the option exercise price, the Fund will not exercise its put option.

Puts and calls also may be used in combination, to hedge investments in underlying securities. For example, if the Fund has bought a call that entitles it to purchase underlying securities at a specified strike price, it may also buy a put, which enables it to sell the same securities at a specified strike price. Put options, as well as call options, are frequently available on identical underlying securities with identical expiration dates, but at different strike prices. In this type of hedging transaction, the Fund might seek to buy a put option whose strike price is higher than the strike price of an otherwise identical call option on the same underlying securities, thereby obtaining the right to buy the underlying securities at a lower price than the price at which it would have the right to sell the securities.

The success of options transactions depends largely on the ability of the Advisor to predict future stock and option movements. Further, an option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or sell only those options for which the Advisor believes there is an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. The inability to close-out an option position could result in a loss to the Fund.

When the Fund sells an uncovered call option or a put option, it will be required to maintain in a segregated account, which will be "marked to market," cash or liquid assets, in an amount equal to its obligation under the call or put option. With respect to a put option, this will be an amount equal to the price of the underlying securities the Fund will be obligated to buy if the option is exercised. With respect to a call option, it would be the market value of the underlying securities the Fund is obligated to deliver if the option is exercised.


                               FUTURES CONTRACTS
                               -----------------

The Fund may buy and sell financial futures contracts and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of specific securities at a specified future time and at a specified price. Financial futures contracts which are standardized as to maturity date and the underlying financial instruments are traded on national futures exchanges, and include futures contracts on equity securities, debt securities and foreign currencies.

Although index futures contracts by their terms call for settlement in cash, in most cases the contracts are closed out before the settlement date.
Closing out an open futures position is done by taking an opposite position ("buying") a contract which has previously been "sold" or "selling" a contract previously purchased in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the securities underlying futures contracts it holds.

The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts can be substantial, due to the low margin deposits required. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. There is also the risk of loss by the Fund of margin deposits, in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

The Fund may use financial futures and options thereon to implement a number of hedging strategies. For example, because the purchase of a financial futures contract requires only a relatively small initial margin deposit, the Fund could remain exposed to the market activity of a broad-based number of stocks contained in the futures index, while maintaining liquidity to meet redemptions. Also, the Fund might temporarily invest available cash in stock index futures contracts or options pending investments in securities. These investments entail the risk that an imperfect correlation may exist between changes in the market price of an index futures contract and the value of the securities that comprise the index.

There are also limited risk strategies that involve combinations of options and futures positions. For example, the Fund might purchase a futures contract in anticipation of higher prices while simultaneously buying an option on a futures contract to protect against the risk of lower prices. Further, inasmuch as the Fund may purchase foreign securities which are denominated in foreign currencies, the Fund may purchase foreign currency futures contracts in order to hedge against fluctuations in foreign currency exchange rates.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of "variation" (additional) margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn income on its margin deposits. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial and variation margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets.

When the Fund has a long position in a futures contract or sells a put option, it must establish a segregated account containing cash or liquid assets in an amount equal to the purchase price of the contract or the strike price of the put option (less any margin on deposit). When the Fund sells a call option on a futures contract, it must establish a segregated account containing cash or liquid assets in an amount that, when added to the amount of the margin deposit, equals the market value of the instruments underlying the call option (but are not less than the strike price of the call option). Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.


                             TAXATION OF THE FUND
                             --------------------

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income.

For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations.

Both the Fund and a shareholder must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, a shareholder must hold its Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired the shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

The Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

   [BULLET] 98% of its taxable ordinary income earned during the calendar year;

   [BULLET] 98% of its capital gain net income earned during the twelve month period ending November 30; and

   [BULLET] 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Except for transactions the Fund has identified as hedging transactions, the Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments.

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to shareholders. Foreign dividends designated by the Fund as dividends from qualifying foreign corporations and subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you.

This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Redemptions of Fund shares are taxable transactions for federal and state income tax purposes. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

For corporate shareholders, because some of the income of the Fund generally is derived from investments in domestic securities, it is anticipated that a portion of the dividends paid by the Fund will qualify for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.

The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

As stated above, the Fund may invest in complex securities such as puts, calls, futures contracts, etc. that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise cash for the necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to shareholders by the Fund.

Income received by the Fund from equity interests of certain mortgage pooling vehicles, either directly, or through an investment in a REIT holding such interests or that qualifies as a taxable mortgage pool, is treated as "excess inclusion income." In general, this income is required to be allocated to Fund shareholders in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. The Fund may be subject to tax on its excess inclusion income that is allocable to "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. Excess inclusion income may not be offset with net operating losses, represents unrelated business taxable income in the hands of a tax-exempt shareholder that is not a disqualified organization, and is subject to withholding tax, without regard to otherwise applicable exemptions or rate reductions, to the extent such income is allocable to a shareholder who is not a U.S. person.

Taxation of an investor who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership ("non-U.S. investor"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is NOT effectively connected with a U.S. trade or business carried on by a non-U.S. investor, dividends paid to such non-U.S. investor from investment company taxable income generally will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a non-U.S. investor generally would be exempt from U.S withholding tax on gains realized on the sale or redemption of Fund shares and dividends paid by the Fund from long-term capital gains, unless the investor is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. Special U.S. withholding tax rules apply to disposition of "United States real property interests."

Also, U.S withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under these exemptions, interest-related dividends and short-term capital gain dividends generally represent distributions of interest from U.S. sources and short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. These exemptions apply to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers, continue to be subject to U.S. withholding tax.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a non-U.S. investor, then the Fund's dividends and distributions and any gains realized upon the sale or redemption of Fund shares will be subject to the U.S. federal income tax on a net income basis at the rates applicable to U.S. citizens or domestic corporations.

The Fund may invest in securities of corporations or REITs that invest in real property. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. To the extent that the Fund realizes a gain on its investment in a U.S. real property interest, or receives a distribution from the gain on the sale of a U.S. real property interest realized on one of its investments, and passes that gain through to its shareholders, such a distribution when made to a non-U.S. shareholder may be subject to U.S. withholding tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.

Special U.S. tax certification requirements apply to non-U.S. investors to avoid U.S. back-up withholding imposed at a rate of 28%, obtain the benefits of any treaty between the United States and the shareholder's country of residence, and obtain the benefits of exemption from withholding on interest-related and short-term capital gain dividends. In general, a non-U.S. investor must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year, unless an earlier change of circumstances makes the information on the form incorrect.

YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.


                            INVESTMENT LIMITATIONS
                            ----------------------

The Fund has adopted the following limitations which are designed to reduce certain risks inherent in securities investment and which may be changed only with the approval of the lesser of: (i) at least 67% of the voting securities of the Fund present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

The Fund may not:

         invest more than 5% of its gross assets in securities of any one issuer (except U.S. Government obligations); invest more than 25% in the securities of companies in the same industry; buy more than 10% of the voting securities of any company; borrow or lend money (this policy shall not prohibit the purchasing of debt securities commonly purchased by institutional investors); purchase securities on margin; buy securities to exercise control or management; issue senior securities (except the Fund may buy and sell options); make short sales (the Fund does not consider the sale of an uncovered call option or financial futures contracts to be short sales); encumber its assets to secure debts; buy or sell real estate or real estate mortgage loans, commodities, or commodity contracts (except financial futures contracts and options thereon); underwrite the securities of any other issuer (except when deemed to be a statutory underwriter in connection with the acquisition of "restricted securities"); acquire the securities of any other domestic or foreign investment company (except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company); this policy shall not prevent the Fund from investing in the securities issued by a REIT, provided that such Trust is not permitted to invest in real estate or interests in real estate other than mortgages or other security interests.

The Fund will not concentrate its investments in a single industry. For these purposes, the Fund considers utilities to be a sector, and not an industry.

Although changes in the following restrictions are not subject to stockholder approval, the Fund does not intend to: invest more than 15% of its assets in so-called restricted securities (i.e. securities which may not be sold without registration or an exemption from registration under the 1933 Act, securities with a legal or contractual obligation on resale, foreign securities not listed on a recognized domestic or foreign securities exchange, securities which do not have a bona fide market or securities not readily marketable). In purchasing restricted securities, the Fund may be deemed to be a statutory underwriter unless it acquires and disposes of such securities pursuant to an exemption available under the 1933 Act. If an exemption is not available, the Fund may be required to bear the cost of registering such securities. Ordinarily, restricted securities may be acquired at a discount from the market price of similar securities of the issuer and, therefore, in certain instances, may offer greater opportunity for capital appreciation. The method of valuing restricted securities is described under "Calculation of Net Asset Value".

The Fund is authorized to lend its portfolio securities and enter into repurchase agreements. Investments in repurchase agreements involve certain risks. For example, if the seller of the underlying securities defaults on its obligation to repurchase the securities at a time when their value has declined, the Fund may incur a loss upon disposition. If the seller becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and, therefore, subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While management is aware of these risks, it believes that the risks can be controlled through stringent security selection criteria and careful monitoring procedures. When the Fund invests in repurchase agreements, the Fund may not participate in stock market advances or declines to the same extent that the Fund would if the Fund remained fully invested in stocks. In addition, the Fund may not achieve its investment objective. The Fund may use repurchase agreements to generate income on uninvested cash balances.



                         TEMPORARY DEFENSIVE POSITIONS
                         -----------------------------

When unusual market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When the Fund invests for temporary defensive purposes, such investments may affect the Fund's ability to achieve its investment objective.


                       DISCLOSURE OF PORTFOLIO HOLDINGS
                       --------------------------------

The Fund publicly discloses all of its portfolio holdings in quarterly reports approximately 60 days after each quarter-end as required by Securities and Exchange Commission (the "Commission") rules. The Fund also publicly discloses all of its portfolio holdings, with a shorter delay of at least 45 days, after each quarter-end to facilitate timely release of information to rating agencies and others. The Fund does not make selective non-public disclosures of portfolio holdings to third parties. Finally, the Fund publicly discloses its top ten holdings (excluding short-term holdings) on a monthly basis, after a 30-day delay, along with information regarding the percentage of the Fund that each holding comprises. This information can be found on the Fund's Internet website at http://www.philadelphiafund.com.

The Fund also may disclose its complete portfolio holdings, on a daily basis and without a time lag (i.e., on a real time basis) to Unified Fund Services Inc. and U.S. Bank, N.A. in their capacities as the Fund's service providers (the "service providers"), who require such information to perform their contractual duties and responsibilities to the Fund. In addition, complete portfolio holdings information may be provided to Briggs, Bunting & Dougherty, LLP, the Fund's independent registered public accounting firm (the "Auditor"), for purposes of preparing the semi-annual and annual audits of the Fund and related shareholder reports. The service providers and the Auditor are subject to duties of confidentiality, including a duty not to trade on non-public information, whether by contract, applicable law, or relevant accounting standards. The Fund's chief compliance officer periodically requests that the service providers confirm their compliance with these restrictions. Neither the Fund nor the Advisor receives any compensation or other consideration for the disclosure of the Fund's portfolio holdings to the service providers and the Auditor. Only executive officers of the Fund, subject to the Board's oversight, may authorize disclosure of the Fund's portfolio securities. The Fund has adopted policies and procedures that are designed to ensure that disclosure of the information regarding portfolio holdings is in the best interests of the Fund's shareholders, including addressing any conflicts of interest between the interests of the Fund's shareholders and the interests of the Advisor, the principal underwriter and any affiliated persons thereof. The Fund's chief compliance officer, at least annually, reports to the Board regarding these policies and procedures and their application.


                        CALCULATION OF NET ASSET VALUE
                        ------------------------------

Shares are sold at the Fund's net asset value per share. The net asset value per share is equal to the current market value of the Fund's portfolio investments, plus cash and other assets, less liabilities, divided by the number of the Fund's outstanding shares (adjusted to the nearest cent). Portfolio securities traded on a securities exchange are valued at the closing sales price on the market on which they are principally traded except those traded on the Nasdaq NMS and Small Cap exchanges ("Nasdaq"). Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price. Securities traded over-the-counter, except those that are quoted on Nasdaq, are valued at the prevailing quoted bid prices. Other assets and securities for which no quotations are readily available, including restricted securities, are valued at fair value, as determined in good faith by the Board of Directors, or a delegated person acting pursuant to the directions of the Board.

The method of valuing assets and securities for which quotations are not readily available or unreliable, or for which there are no published quotations, including restricted securities, is reviewed annually by the Board.


                              PURCHASE OF SHARES
                              ------------------

The Fund calculates the net asset value per share at the close of the New
York Stock Exchange, generally 4:00 P.M. Eastern time, on days when the New York Stock Exchange is open. On other days, the Fund will generally be closed and pricing calculations will not be made. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders for redemption and purchase will not be processed if received when the Fund is not open for business.

The Fund will not knowingly sell its shares where, after the sale, such shares would be owned directly, indirectly, or through a unit investment trust by another investment company, whether foreign or domestic, in the amount of 3% or more, or by an individual or any kind of entity, owning directly, indirectly, or through a unit investment trust in the amount of 5% or more of the then outstanding shares of the Fund. However, this shall not prevent the holding of shares by the Custodian for Philadelphia Fund Investing Programs
(a unit investment trust for accumulation of shares of the Fund) or by Philadelphia Fund International Limited required to service their respective security holders.


                          AUTOMATIC INVESTMENT PLAN
                          -------------------------

The Automatic Investment Plan enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts. With shareholder authorization and bank approval, U.S. Bank, N.A. will automatically charge the bank account for the amount specified, which will be automatically invested in shares at the net asset value on the date specified by the shareholder. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a quarterly confirmation statement showing the transactions during the calendar quarter.

Participation in the plan will begin within 30 days after receipt of a completed section 6 of the General Account Application and a voided check from your checking account. If your bank account cannot be charged due to insufficient funds, a stop-payment order, or the closing of your bank account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to Unified Fund Services, Inc. P.O. Box 6110, Indianapolis, IN 46204-6110.

                              TAX SHELTERED PLANS
                              -------------------

For self-employed individuals, partnerships, and corporations, investments in shares of the Fund can be made through a prototype Profit Sharing/Money Purchase Pension Plan which has been approved by the Internal Revenue Service. The Profit Sharing Plan permits an employer to make tax deductible investments in the Fund on behalf of each participant up to the lesser of 25% of each participant's earned income (or compensation), or $40,000, as adjusted by the Internal Revenue Service for cost-of-living increases. The Money Purchase Pension Plan permits an employer to make tax deductible contributions on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $40,000 (as adjusted). If an employer adopts both the Profit Sharing Plan and the Money Purchase Pension Plan, deductible contributions to both plans in the aggregate may be made on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $40,000 (as adjusted). For plan contributions made for the year 2007, the dollar limit is $45,000; and for the year 2008, the dollar limit is $46,000.

Also, the Fund makes available an Individual Retirement Account (IRA) which permits annual tax deductible investments in the Fund by certain taxpayers up to $4,000 for 2007 and $5,000 for 2008. All taxpayers may make nondeductible IRA contributions up to the same amount whether or not they are eligible for a deductible contribution. For individuals who are 50 or older by the end of the year for which the contribution is made, the limit is $5,000 for 2007 and $6,000 in 2008. Dividends and capital gains distributions paid on Fund shares held in a retirement plan or an IRA will be reinvested at net asset value and accumulate free from tax until withdrawn.

The Fund also makes available a "Roth IRA" - which permits non-deductible investments in the Fund by certain taxpayers up to $4,000 for 2007 and $5,000 in 2008 (or $5,000 for 2007 and $6,000 for 2008 for individuals age 50 or older) per tax year. If the Roth IRA is maintained for at least a five-year period beginning with the first tax year for which a contribution to the Roth IRA was made, distributions from the Roth IRA after age 59-1/2 or under certain other circumstances will be completely tax free.

An aggregate annual limit of $4,000 for 2007 and $5,000 for 2008 (or $5,000 for 2007 and $6,000 for 2008 for individuals who are 50 or older as described above) applies to contributions to regular and Roth IRAs. For example, if a taxpayer younger than age 50 contributes $4,000 to a regular IRA for 2007, he or she may not make any contribution to a Roth IRA for that year.

Specialized IRA accounts (SIMPLE IRAs and SEP-IRAs), Coverdell Education Savings Accounts and 403(b)(7) Custodial Accounts also are available for Fund investments.

Forms to establish an IRA, a Coverdell Education Savings Account, a 403(b)(7)Custodial Account, or a Profit Sharing/Money Purchase Pension Plan are available from the Fund or Baxter Financial Corporation.


                             REDEMPTION OF SHARES
                             --------------------

Payments for shares redeemed, or the right of redemption, may be suspended for any period during which the New York Stock Exchange is closed, other than customary week-end and holiday closings or during which, by order of the Commission, trading on the New York Stock Exchange is restricted, or for any period during which an emergency, as determined by order of the Commission, exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the values of its net assets, or for such other periods as the Commission may, by order, permit for the protection of security holders of the Fund.

The Fund has reserved the right to redeem Fund shares in kind, rather than in cash, should this be necessary. However, by filing an appropriate election under Rule 18f-1 pursuant to the 1940 Act, the Fund has obligated itself upon a request for redemption to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund in compliance with a request for redemption by any one shareholder during any 90 day period.


                            CHECK WITHDRAWAL PLAN
                            ---------------------

An investor with a minimum account balance of $5,000 who is not currently participating in the Automatic Investment Plan may have sufficient Fund shares automatically redeemed at regular monthly or quarterly intervals to provide payments of $25 or more. This minimum amount is not necessarily a recommended amount. The privilege may be exercised by a written request to Unified Fund Services, Inc., specifying the amount of the check to be received each month (or each quarter, as desired). With the custodian's approval, payment amounts may be revised at any time by the investor. All shares owned or purchased will be credited to the Check Withdrawal Plan and a sufficient number of shares will be sold from the investor's account to meet the requested withdrawal payments. All income dividends and capital gains distributions on shares held will be reinvested in additional shares at net asset value on the ex-dividend date. Since the withdrawal payments represent the proceeds from the sales of shares, there will be a reduction of invested capital to the extent that the withdrawal payments exceed the income dividends and capital gains distributions paid and reinvested in shares held in the account. While no charge is contemplated on each withdrawal payment at present, the right is reserved at any future time to deduct $1.00 from each withdrawal payment. At present, the expenses are paid by the Fund. This Plan, upon written notice to the custodian, can be terminated at any time without penalty. Any subsequent investments in this type of plan must be $1,000 or more.


                             RIGHTS OF OWNERSHIP
                             -------------------

Each share of the Fund's common stock has an equal interest in the Fund's assets, net investment income, and in any net capital gains realized by the Fund. Each share is entitled to one vote. The shares are non-assessable, fully transferable, and redeemable at the option of the shareholder. The shares typically may be sold only for cash, except in conjunction with a reorganization or other transaction with another investment company. The shares have no conversion, preemptive, or other subscription rights. Shareholders having questions about the Fund or their accounts may call or write to the Fund at its telephone number or address shown on the cover of this Statement of Additional Information.

Ordinarily, the Fund does not intend to hold an annual meeting of shareholders in any year except when required under the Investment Company Act of 1940 (the "1940 Act").


                            OFFICERS AND DIRECTORS
                            ----------------------

The Board of Directors (the "Board"), guided by the recommendations of the Advisor, establishes the broad investment policies of the Fund and, under Maryland law, is responsible for overseeing the management of the Fund.

Each Director who is not an "interested person" (as defined in the 1940 Act (the "Independent Directors")) is a member of the Fund's Audit Committee and Nominating and Governance Committee.

The Audit Committee's functions include: (a) selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm;(b) overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers of the Fund; (c) overseeing the quality and objectivity of the Fund's financial statements and the independent audits thereof; and (d) acting as a liaison between the Fund's independent registered public accounting firm and the full Board. During the fiscal year ended November 30, 2007, the Audit Committee met three times.

The Nominating and Governance Committee has responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review the Independent Directors' compensation and recommend any changes to that compensation; and (iv) make recommendations to the full Board for nominations for membership on all Board committees, review all Board committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating and Governance Committee met three times during the fiscal year ended November 30, 2007.

The Nominating and Governance Committee will consider nominees recommended by Qualifying Shareholders (as defined below) if an Independent Director vacancy on the Board occurs. A "Qualifying Shareholder" is a shareholder that (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund's outstanding shares; (ii) has been a shareholder of 5% or more of the Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating and Governance Committee; and (iii) provides a written notice to the Nominating and Governance Committee containing certain information. In order to recommend a nominee, a Qualifying Shareholder should submit the written notice to the Nominating and Governance Committee's attention at the Fund's offices at 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432. A Qualifying Shareholder's letter should include: (i) the name and address of the Qualifying Shareholder making the recommendation;
(ii) the number of shares of the Fund that are owned of record and beneficially by the Qualifying Shareholder, and the length of time that the shares have been so owned by the Qualifying Shareholder; (iii) a description of all arrangements and understandings between the Qualifying Shareholder and any other person(s) (naming such person(s)) pursuant to which the recommendation is being made;
(iv) the name, age, date of birth, business address and residence address of the person(s) being recommended; (v) such other information regarding each person recommended by the Qualifying Shareholder as would be required to be included in a proxy statement filed under the Commission's proxy rules had the nominee been nominated by the Board; (vi) whether the Qualifying Shareholder believes the person being recommended would or would not be an "interested person" of the Fund (as defined in the 1940 Act); and (vii) the written consent of the recommended person to stand for election if nominated for the Board and to serve if elected by shareholders.

The names, addresses, ages, lengths of service, principal business occupations for at least the past five years and other directorships of the officers and Directors of the Fund are listed below. In most cases, more than five years of prior business experience is included in order to present shareholders with a better awareness of the Directors' business experience. All officers and Directors hold identical positions with Eagle Growth Shares Inc., another registered investment company, and with the Fund. Each Director will hold office until the termination of the Fund or his resignation, retirement, incapacity, removal or earlier death. Each Director who is an "interested person" of the Fund, as defined in Section 2(a)(19) of the 1940 Act, is identified under the "Interested Persons" or "Interested Directors" headings below. The officers and Directors of the Fund, in the aggregate, own less than 1% of the outstanding securities of the Fund as of December 31, 2007. The address of each Director and officer is 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432.


Independent Directors
----------------------

Thomas J. Flaherty, Director (Since 1989)                          Age:(83)
                    Audit Committee Member (Since 2001)
                    Nominating and Governance Committee Member (Since 2004)

Retired. Formerly, Executive Vice President, Philadelphia Fund, Inc.; formerly, President, Eagle Growth Shares, Inc.; formerly, President and Director, Universal Programs, Inc. and Eagle Advisory Corporation (investment advisors); formerly, Partner, Fahnestock & Co., Inc.


Kenneth W. McArthur, Director (Since 1987)                         Age:(72)
                     Audit Committee Chairman (Since 2001)
                     Nominating and Governance Committee Member (Since 2004)

Chairman, Shurway Capital Corp. (private investment company); Trustee & Investment Committee Member, Canada Post Pension Fund; Lead Director, Oppenheimer Holdings, Inc. (financial services holding company); formerly, Trustee, BMO Mutual Funds (Canadian registered investment company); formerly, Vice President and Director, Nesbitt Investment Management; formerly, President, Chief Executive Officer, and Director, Fahnestock & Co., Inc. (securities brokerage); formerly, Senior Vice President and Chief Financial Officer, Nesbitt Thomson Inc. (holding company).


Robert L. Meyer, Director (Since 1989)                             Age:(67)
                 Audit Committee Member (Since 2001)
                 Nominating and Governance Committee Member (Since 2004)

Managing Director, The Roosevelt Investment Group (investment management); Chartered Financial Analyst; formerly, President, Ehrlich Meyer Associates, Inc. (investment management); formerly, Principal Officer, Convergent Capital Corporation (holding company); formerly, Director, Vice President, and Senior Vice President, Fahnestock & Co., Inc.


Donald P. Parson, Director (Since 1987)                            Age:(66)
                  Audit Committee Member (Since 2001)
                  Nominating and Governance Chairman (Since 2007)

Counsel, Satterlee Stephens Burke & Burke LLP; Vice Chairman and Director, Home Diagnostics, Inc. (publicly registered medical device company); formerly, Chairman of the Board, Syracuse University College of Law.


Interested Persons
------------------

Donald H. Baxter, Chairman of the Board,
                  Director and President (Since 1989)              Age:(64)

Director, President, and Treasurer, Baxter Financial Corporation; Director and President, Universal Programs International Limited (distributor); formerly, Director, Sunol Molecular Corp. (biotechnology); formerly, Director, Great Eastern Bank; formerly, Director, Frost Hanna Capital Group (publicly registered acquisition company); formerly, Managing Member, Crown Capital Asia Limited Liability Company (private investment company); formerly, Managing Member, Baxter Biotech Ventures Limited Company (private investment company); formerly, Portfolio Manager, Nesbitt Thomson Asset Management Inc.


Ronald F. Rohe, Vice President, Secretary,                          Age:(65)
                and Treasurer (Since 1990)

Chief Operating Officer and Marketing Director, Baxter Financial Corporation; Secretary, Universal Programs International Limited (distributor); formerly, registered representative, Paine Webber Incorporated.


Keith A. Edelman,		Vice President and                  Age:(42)
				Chief Compliance Officer (Since 2004)

Director of Operations and Director of Computer Operations, Baxter Financial Corporation; Director of Operations, Philadelphia Fund, Inc.; Director of Operations, Eagle Growth Shares, Inc.


Diane M. Sarro,         Vice President (Since 2005)                 Age (43)

Director of Shareholder Services, Baxter Financial Corporation, Philadelphia Fund, Inc. and Eagle Growth Shares, Inc.

Each Independent Director receives from the Philadelphia Fund a $2,000 annual fee and $1,150 for each quarterly Board of Directors meeting attended. As an Interested Director, Donald H. Baxter does not receive any annual or meeting fees as a director. Thomas J. Flaherty, a director and former officer of the Fund, receives a monthly pension from the Fund which amounted, on an annual basis, to $12,500 for the fiscal year ended November 30, 2007. In addition, each Independent Director receives $50 from Eagle Growth Shares, Inc. for each quarterly Board of Directors' meeting he attends. In addition, each Independent Director receives $550 from the Fund and $50 from Eagle Growth Shares for each semi-annual Audit Committee meeting attended. Mr. McArthur receives an additional $150 from the Fund and $50 from Eagle Growth Shares for each semi-annual Audit Committee meeting as compensation for acting as Audit Committee Chairman.



 _____________________________________________________________________________
|Independent Directors' Fund Holdings Table                     as of 12/31/07|
|-----------------------------------------------------------------------------|
|                                 |                     |    Total Dollar     |
|                                 |       Dollar        |   Range of Equity   |
|                                 |   Range of Equity   |  Securities in the  |
|                                 |     Securities      |Fund and Eagle Growth|
|Director's Name                  |    in the Fund      |    Shares, Inc.     |
|---------------------------------|---------------------|---------------------|
|Thomas J. Flaherty               |  $10,001 - $50,000  |   over $100,000     |
|---------------------------------|---------------------|---------------------|
|Kenneth W. McArthur              |        None         |        None         |
|---------------------------------|---------------------|---------------------|
|Robert L. Meyer                  |  $10,001 - $50,000  |  $10,001 - $50,000  |
|---------------------------------|---------------------|---------------------|
|Donald P. Parson                 |  $10,001 - $50,000  |   over $100,000     |
|_________________________________|_____________________|_____________________|




_______________________________________________________________________________
|Interested Director's Fund Holdings Table                     as of 12/31/07 |
|-----------------------------------------------------------------------------|
|                                 |                     |    Total Dollar     |
|                                 |       Dollar        |   Range of Equity   |
|                                 |   Range of Equity   |  Securities in the  |
|                                 |     Securities      |Fund and Eagle Growth|
|Director's Name                  |    in the Fund      |    Shares, Inc.     |
|---------------------------------|---------------------|---------------------|
|Donald H. Baxter                 |        None         |        None         |
|_________________________________|_____________________|_____________________|

_______________________________________________________________________________
|COMPENSATION TABLE                                                           |
|for the fiscal year ended 11/30/07                                           |
|----------------------------------       Pension or                          |
|                                         Retirement                          |
|                                         Benefits   Estimated   Total        |
|                                         Accrued    Annual      Compensation |
|                           Aggregate     as part    Benefits    from Fund and|
|                           Compensation  of Fund    Upon        Eagle Growth |
|Name, Position             From Fund     Expenses   Retirement  Shares, Inc. |
|_____________________________________________________________________________|
|Thomas J. Flaherty, Director   $7,700    $12,500                  $8,000     |
|-----------------------------------------------------------------------------|
|Kenneth W. McArthur, Director  $8,000                             $8,400     |
|-----------------------------------------------------------------------------|
|Robert L. Meyer, Director      $7,700                             $8,000     |
|-----------------------------------------------------------------------------|
|Donald P. Parson, Director     $7,700                             $8,000     |
|_____________________________________________________________________________|


The Fund and Baxter Financial Corporation, the Fund's investment advisor and principal underwriter, have adopted a code of ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (in the case of the Advisor). The code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased, sold or held by the Fund provided that the Fund is not at the same time purchasing or selling or considering purchasing or selling the same securities or the President of the Fund or his assignee approves the transactions because there is deemed to exist only a remote possibility of a conflict of interest. However, personnel subject to the code are not allowed to purchase or sell securities within a seven calendar day period before or after the purchase or sale of the same security by the Fund.


                                  BROKERAGE
                                  ---------

The Advisor is responsible for the selection of brokers to execute Fund portfolio transactions. The Advisor seeks to obtain the best price and execution of Fund portfolio transactions and selects brokers with this goal in mind. In selecting brokers, the Advisor also considers the commission rate being paid by the Fund. Commissions on listed securities are based on competitive rates, and the Advisor seeks assurance that the commissions paid by the Fund are reasonable in relation to the rates paid by other similar institutions which are comparable in size and portfolio characteristics to the Fund, and commensurate with the services being provided by the broker. To accomplish this, the Advisor negotiates commission levels with brokers with whom the Fund does business; compares the quoted commission level, and applies the Advisor's knowledge regarding the general levels of commissions prevailing from time to time. The Advisor is authorized to allocate brokerage transactions to dealers that have sold Fund shares. Such transactions are subject to the requirement to seek to obtain the best price and execution. The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of the Fund, is prohibited from selecting brokers and dealers to effect the Fund's portfolio securities transactions based (in whole or in part) on a broker's or dealer's promotion or sale of shares issued by the Fund or any other registered investment company.

The Advisor also considers the value of research services provided to the Fund by these brokers. The Advisor is permitted to pay a higher commission than another broker might charge when, in the Advisor's good faith judgment, such commission is reasonable in relation to the value of research or brokerage services provided by such broker. During the fiscal year ended November 30, 2007, the Fund paid total brokerage commissions of $56,275 to brokers that provided research services.

Receipt of research information, including statistical and market analyses, economic and financial studies from other securities firms, electronic quotation services, and on-line electronic analysis software, enables the Advisor to supplement its own research and analysis activities by taking available views of other securities firms, and is a factor considered by the Advisor in selecting brokers for the Fund. Allocations of brokerage for the receipt of research and statistical information are made in the best judgment of Mr. Baxter and not in accordance with any formula.

Baxter Financial Corporation serves as investment advisor to two registered investment companies, the Fund and Eagle Growth Shares, Inc., and manages the assets of various other institutional and individual investors. Receipt of research information by Baxter Financial Corporation also may be of benefit to Eagle Growth Shares, Inc. and these private accounts.

During the fiscal years ended November 30, 2007, 2006, and 2005, the Fund paid total brokerage commissions of $120,490, $62,500, and $74,505, respectively. The increased level of brokerage commissions paid by the Fund in the 2007 fiscal year was due to increased market volatility resulting in more shares of securities being bought and sold for the Fund's portfolio. The decreased level of brokerage commissions paid by the Fund in the 2006 fiscal year was due to less market volatility resulting in fewer shares of securities being bought and sold for the Fund's portfolio.

On over-the-counter transactions, the Fund generally deals with the principal market makers and no commissions are paid to a broker except in situations where execution through the broker is likely to result in a savings to the Fund.


      INFORMATION ABOUT THE INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS
      ---------------------------------------------------------------------

The Advisor receives an investment advisory fee from the Fund which, on an annual basis, equals .75 percent of the net assets of the Fund not exceeding $200,000,000. The rate of this annual fee is reduced to .625 percent on net assets of the Fund in excess of $200,000,000 but less than $400,000,000, and to .50 percent on net assets of the Fund in excess of $400,000,000. The fee is payable monthly, based on the month-end net asset value of the Fund, at 1/12th of the annual fee rate. As of November 30, 2007, the net assets of the Fund were $84,223,736. For the fiscal year ended November 30, 2007, the Fund paid the Advisor total advisory fees equal, on an annual basis, to .75% of the average net assets.

Donald H. Baxter controls the Advisor. He serves as President, Treasurer, Director and is the sole shareholder of the Advisor. Mr. Baxter is solely responsible for the day-to-day management of the Fund's investment portfolio.

He is the President and Chairman of the Board of Directors of the Philadelphia Fund, Inc. and has served as the portfolio manager of the Fund since May 1, 1987. In addition to the Fund, Mr. Baxter, as of November 30, 2007, managed (i) one other U.S. registered investment company, Eagle Growth Shares, Inc., which has $3.8 million in assets, and (ii) 8 other accounts, including his personal account, which have assets of $36.5 million. In the event there were any conflicts of interest between the Fund and Eagle Growth Shares, Inc., the Advisor believes, as in the case of the other accounts, that it has implemented policies and procedures that will address and prevent (or manage) any adverse consequences.

The portfolio manager's management of other accounts may give rise to potential conflicts of interest in connection with the management of the Fund's investments. The other accounts may have similar investment objectives to the Fund's or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund (or vice versa). The Advisor does not anticipate that any conflicts between the investment strategies of the Fund and the investment strategies of the other accounts, if any, will be material. If any conflicts do arise, the Advisor believes it has adopted policies and procedures, in accordance with applicable laws, and its Code of Ethics contains legally required policies which are designed to prevent or manage any conflicts of interest.

In the case of Eagle Growth Shares Fund, Inc., which has an investment objective seeking growth of capital, the portfolio manager believes that the possibility for any conflicts of interest with the Funds regarding investment opportunities, or similar portfolio holdings, is extremely unlikely, and if it does arise, not material. The Fund, which invests in large cap stocks, does not typically purchase the type of small to mid cap stocks acquired by Eagle Growth Shares, Inc.

A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. It is possible theoretically that the portfolio manager, knowing the trading activities of the Fund, could use this information to benefit the other accounts and to the detriment of the Fund. As stated above, under normal market conditions, the Fund invests in issues with large capitalizations and large amounts of outstanding shares. The Advisor does not believe that, given the size of the investments of the Fund in the large cap stock category, there would be any material benefit to the other accounts by the Fund's purchase and sale of securities. Furthermore, given the size of the Fund's positions, the Advisor does not believe that there is a possibility for a material conflict of interest with respect to the allocation of investment opportunities. However, while the potential for conflict of interest is extremely remote, the Fund has policies and procedures in place to prohibit knowledge of the Fund's trading activity from being used to benefit others. Furthermore, the Advisor is subject to a fiduciary duty, under both the 1940 Act and the Investment Advisers Act of 1940, to the Fund's shareholders and to act in their best interest at all times.

Mr. Baxter is compensated by the Advisor with an annual salary and bonus, both of which vary from year to year, based on a variety of economic factors. The portfolio manager's compensation is not determined by factors such as the Fund's performance, in the conventional sense (i.e., the portfolio manager's compensation is not based on the Fund's pre- or after-tax performance over a period of time, or measured against a particular index). Because Mr. Baxter is the sole owner of the Advisor, his compensation likely will increase if the assets of the Fund increase (which may result from strong investment performance), since this will entitle the Advisor to a higher amount of fees by the application of the Fund's advisory fee under pursuant to the Investment Advisory Agreement (subject to the sliding breakpoint investment advisory fee schedule described in this Statement of Additional information).

The portfolio manager does not own shares in the Fund.

The Investment Advisory Agreement (the "Advisory Agreement") between Baxter Financial Corporation and the Fund was approved by the Fund's shareholders on March 19, 1991 and became effective on April 1, 1991. The Advisory Agreement requires the Advisor to provide the Fund with a continuous review of and recommendations regarding investment of the Fund's assets.

During the fiscal years ended November 30, 2007, 2006, and 2005, the Fund paid investment advisory fees to the Advisor totaling $642,287, $644,413, and $650,552, respectively.

The Advisor is also responsible for providing the Fund with administrative services, such as clerical and secretarial personnel and facilities, necessary to administer the affairs of the Fund, pursuant to an Administration
Agreement between the Fund and the Advisor. For these services, the Fund pays the Advisor a fee which is equal on an annual basis to .25 percent of the net assets of the Fund. All administration services provided by the Advisor are subject to the approval and the overall supervision of the Fund's Board of Directors.

During the fiscal years ended November 30, 2007, 2006, and 2005, the Fund paid administration fees totaling $214,096, $214,808, and $216,847, respectively, to Baxter Financial Corporation.

The current Administration Agreement between the Fund and the Advisor requires the Advisor to supervise and provide for the administrative operations of the Fund, including the provision of office space, utilities, equipment, and clerical, secretarial, and administrative personnel.

The Fund pays all of its own operating expenses, including: custodian and transfer agent fees, insurance premiums, registration fees, cost of Directors' and stockholders' meetings, distribution expenses, legal and accounting fees, printing, and postage.

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, acts as the Fund's custodian. The custodian maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on behalf of the Fund; makes receipts and disbursements of money on behalf of the Fund; and collects and receives income and other payments and disbursements on account of the Fund's portfolio securities.

Unified Fund Services, Inc. acts as transfer agent, dividend paying agent, and provides the Fund with certain accounting services.


                            PRINCIPAL UNDERWRITER
                            ---------------------

The Fund's shares are offered, without a sales charge, on a continuous and "best efforts" basis by Baxter Financial Corporation, the Fund's principal underwriter. Baxter Financial Corporation is located at 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432.

                                 DISTRIBUTION
                                 ------------

The Board of Directors and stockholders of the Fund approved a Plan of Distribution in accordance with Rule 12b-1 of the 1940 Act (the "Distribution Plan") which provides for payment by the Fund of expenses related to the distribution of Fund shares. Under the Distribution Plan, the Fund may make payments in any month in an amount not greater than 1/24th of 1% of the net asset value of the Fund (.5% on an annual basis) based on the net asset value of the Fund calculated on the last business day of each month.

Payment may be made on either a compensatory or reimbursement basis as determined by the Board of Directors. BFC has agreed to reduce the fees payable under the Distribution Plan to .15% per annum until further notice.

Distribution payments may be made by the Fund directly or to BFC for any advertising and promotional expenses incurred which further the sale and distribution of Fund shares, including the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the costs of telephones, telephone lines and other communications equipment used in the sale of Fund shares, the salary of a Marketing Director and related support personnel, the costs of sales seminars, the costs of maintaining an office for the sale of the Fund's shares, and to defray the costs of such other products or services to be used to sell, or further the sale of, Fund shares, as may be approved by the Board of Directors of the Fund. Payments under the Distribution Plan to BFC are for actual costs and expenses incurred or to be incurred by BFC in connection with the distribution of Fund shares. Payments to dealers may include commissions and "trail commissions" or service fees for services in connection with the sale or retention of Fund shares. Payments may not be used to defray the overhead expense of BFC, interest, or for the carrying forward of expenses which are incurred which would be in excess of the expense ceiling
(.5% annually) in expectation of payment under the Plan in future years.

During the fiscal year ended November 30, 2007, the Fund paid out a total of $128,458 under the Distribution Plan. The entire amount was a service fee to provide shareholders of the Fund (including persons who are indirect shareholders through ownership of Philadelphia Fund Investing Programs) with personal services, including advice and information regarding their share accounts, such as information regarding account activity and other related information; the application and use of the prototype retirement plans of the Fund; assistance with questions regarding the Fund's transfer agent; and other information and services, including the personnel, communications equipment, office space, and supplies to provide such specified services.

The Distribution Plan may be continued for one year terms if approved at least annually by a majority vote, cast in person, of both the Board of Directors and Independent Directors, at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan may be terminated at any time, without penalty, by a vote of a majority of the Fund's Independent Directors, or by vote of a majority of the outstanding voting securities of the Fund.
The Distribution Plan terminates automatically in the event of an "assignment" of the Plan as defined in section 2(a)(4) of the 1940 Act. Also, while the Distribution Plan remains in effect, the nomination of the Independent

Directors of the Fund is committed to the discretion of such Directors.

The Board of Directors believes there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders in light of the perceived need to increase the sale of Fund shares. The benefits that would accrue to the Fund by an increase in the level of sales of Fund shares are that the Fund would have the ability to expand the investment opportunities available to it with increased cash, certain costs of operation would be decreased in proportion to the size of the Fund, and the Fund could benefit from a scaled-down advisory fee rate if the Fund's net assets grow to exceed $200,000,000 (a decrease from an annual fee of .75% to .625% of those assets in excess of $200,000,000). Mr. Baxter, the President and sole stockholder of BFC, the Fund's investment advisor, underwriter, and administrator, would also benefit from increased sales of Fund shares.

The Distribution Plan provides that out of the total maximum distribution fee payable, which is .5% of the net asset value of the Fund on an annual basis, a monthly fee, equal on an annual basis to .25% of the net asset value of the Fund, will be paid to BFC for providing shareholders of the Fund with personal services, including advice and information regarding their share accounts, the application and use of the prototype retirement plans of the Fund, a periodic newsletter, assistance with questions regarding the Fund's transfer agent, and other information and services designed to retain the loyalty of shareholders to the Fund and enhance the likelihood that the shareholders will refrain from redeeming their shares. In connection with the foregoing, BFC is required to provide personnel, communications equipment and other facilities, including office space, supplies and the like, and, in its discretion, may make payments to broker-dealers that are registered under the Securities Act of 1934 and members of the Financial Industry Regulatory Authority, for providing shareholders of the Fund with services that are similar to those described above.

An NASD rule has reduced and may continue to reduce the amount that the Fund may pay for sales-related expenses under the Distribution Plan.


                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                ---------------------------------------------

Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Philadelphia PA, 19102 serve as the independent registered public accountant of the Fund. As such, that firm conducts audits of the Fund's annual and semi-annual reports to stockholders and prepares the Fund's tax returns.


                             FINANCIAL STATEMENTS
                             --------------------

The financial statements of the Fund for the fiscal year ended November 30, 2007, including the Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, Financial Highlights, and Report of Independent Registered Public Accounting Firm, as set forth in the Fund's Annual Report to Stockholders for fiscal year ended November 30, 2007, are incorporated herein by reference.

                            PROXY VOTING POLICIES
                            ---------------------

General Guidelines
------------------

In voting proxies of portfolio securities, the Fund is guided by general fiduciary principles. The Fund's goal is to act prudently and solely in the best interest of the Fund's shareholders. The Fund attempts to consider all factors of its vote that could affect the value of its investments and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value.

The Fund's portfolio manager is responsible for monitoring, researching and deciding proxy votes for portfolio securities of the Fund.


How The Fund Votes
------------------

Generally, the Fund divides proxies into routine matters and non-recurring extraordinary matters.



   A. Routine Matters

      Voting decisions for routine matters are made by the Fund's portfolio manager. It is the Fund's general policy, absent a particular reason to the contrary, to vote with management's recommendations on routine matters.

   B. Non-Recurring Extraordinary Matters

      For non-recurring extraordinary matters, the Fund votes on a case-by-case basis, generally following the suggestions for such matters detailed below. If there is a non-recurring extraordinary matter for which there is no suggestion detailed below, the Fund votes on a case-by-case basis in accordance with the General Guidelines set forth above.

      1. Accept

         [BULLET] Proposals supporting best practices for corporate governance.

         [BULLET] Restoration or protection of shareholders' authority.

      2. Reject

         [BULLET] Protection of management from results of mergers and acquisitions.

         [BULLET] Proposals having the effect of diluting the value of the existing shares.

      3. Vote with Management

         [BULLET] Proposals that address social or moral issues.

Avoidance Of Potential Conflicts Of Interest
--------------------------------------------

   A. General Principles

      Voting of shares of portfolio securities shall be conducted in a manner consistent with the best interests of Fund shareholders as follows:

         [BULLET] Proxies of portfolio securities shall be voted in accordance with these Proxy Voting Policies; and

         [BULLET] Proxies of portfolio securities shall be voted without regard to any other relationship, business or otherwise, between (i) the issuers of the portfolio securities, and
                  (ii) the Fund, its investment advisor, principal underwriter or any affiliated person thereof.

   B. Identifying and Addressing Conflicts of Interest

      1. Identification of Conflicts of Interest

         The portfolio manager is responsible for identifying conflicts of interest with respect to voting proxies of portfolio securities. Such conflicts of interest may arise from:

         [BULLET] the conduct of the Fund's business;

         [BULLET] relationships, business, or other connections between
                  (i) the issuers of the portfolio securities, and (ii) the Fund, its investment advisor, principal underwriter or any affiliated person thereof; or

         [BULLET] other special circumstances.

      2. Determination of Materiality

         A conflict of interest will be considered material to the extent that:

         [BULLET] the conflict has the potential to influence the portfolio manager's decision-making in voting the proxy; or

         [BULLET] other particular facts and circumstances require a determination of materiality.

      3. Non-Material Conflicts

         If it is determined that a conflict of interest is not material, the portfolio manager may vote the proxy, notwithstanding the existence of the conflict.

      4. Material Conflicts of Interest

         If it is determined that a conflict of interest is material, the portfolio manager will resolve such conflict of interest before voting the proxy(ies) affected by the conflict of interest. Such resolution may include:

         [BULLET] disclosing the conflict to the Board of Directors of the Fund and obtaining the consent of the Board before voting;

         [BULLET] engaging another party to vote the proxy on the behalf of the Fund;

         [BULLET] engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

         [BULLET] such other method as the portfolio manager deems appropriate under the circumstances, given the nature of the conflict, which method will be subsequently reported to the Board of Directors at the next regularly-scheduled meeting.


In accordance with regulations of the Securities and Exchange Commission, the Funds' proxy voting records for the twelve-month period ended June 30, 2008 will be filed with the Securities and Exchange Commission no later than August 31, 2008. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 are available without charge, upon request, by calling 1-800-749-9933 and on the Commission's website at http://www.sec.gov.

                                    PART C
                                    ------

Other Information
-----------------

Item 23.    Exhibits.
--------    ---------------------------------

     (a)    Certificate of Incorporation.

            Incorporated herein by reference to Exhibit 24 (b)(1) to Post-Effective Amendment No. 74 to the Registration Statement under the Securities Act of 1933

     (b)    By-Laws, as amended.

            Incorporated herein by reference to Exhibit 24 (b) to Post-Effective Amendment No. 79 to the Registration Statement under the Securities Act of 1933

     (c)    Specimen of Certificate of Common Stock.

            Incorporated herein by reference to Exhibit 24 (b) (4) to Post-Effective Amendment No. 74 to the Registration Statement under the Securities Act of 1933

     (d)    Investment Advisory Agreement.

            Incorporated herein by reference to Exhibit 24 (b) (5) to Post-Effective Amendment No. 73 to the Registration Statement under the Securities Act of 1933

     (e)    Distribution Agreement with Baxter Financial Corporation.

            Incorporated herein by reference to Exhibit 24 (b) (6) to Post-Effective Amendment No. 73 to the Registration Statement under the Securities Act of 1933

     (f) The former Executive Vice President who is also a Director, receives a pension of $12,500 annually. The pension arrangements are not set forth in formal documents.

     (g)    Custody Agreement with Star Bank, N.A. (predecessor of
            U.S. Bank, N.A.)

            Incorporated herein by reference to Exhibit 24 (b) (8) to Post-Effective Amendment No. 73 to the Registration Statement under the Securities Act of 1933

     (h)    Administration Agreement and Amendment to Administration Agreement.

            Incorporated herein by reference to Exhibit 24 (b) (9) to Post-Effective Amendment No. 73 to the Registration Statement under the Securities Act of 1933

     (h)(1) Mutual Fund Services Agreement for Fund Accounting Services and Transfer Agency Services with Unified Fund Services, Inc.

            Incorporated herein by reference to Exhibit 23 (h)(1) to Post-Effective Amendment No. 82 to the Registration Statement under the Securities Act of 1933

     (h)(2) Addendum No. 1 to Mutual Fund Services Agreement Dated September 13, 2004 Between Fund and Unified Fund Services

            Incorporated herein by reference to Exhibit 23 (h)(2) to Post-Effective Amendment No. 84 to the Registration Statement under the Securities Act of 1933

     (i)    Opinion of Counsel

     (j)    Consent of Briggs, Bunting & Dougherty, LLP
            Independent Certified Public Accountants.

     (k)    None.

     (l)    None.

     (m)    Distribution Plan, as amended

            Incorporated herein by reference to Exhibit 24 (b) (15) to Post-Effective Amendment No. 73 to the Registration Statement under the Securities Act of 1933

     (n)    None.

     (o)    Reserved.

     (p) Philadelphia Fund, Inc. / Eagle Growth Shares, Inc. / Baxter Financial Corporation Amended And Restated Code Of Ethics

            Incorporated herein by reference to Exhibit 23 (p) to Post-Effective Amendment No. 83 to the Registration Statement under the Securities Act of 1933


Item 24.    Persons Controlled by or Under Common Control with Registrant.
--------    -------------------------------------------------------------

            Not applicable; no person either directly or indirectly is controlled by or under common control with the registrant.


Item 25.    Indemnification.
--------    ----------------

            Section 54 of the Registrant's By-Laws provides for indemnification, as set forth below.

            With respect to the indemnification of the Officers and Directors of the Corporation:

            (a) The Corporation shall indemnify each Officer and Director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided, under section 2-418 of the Maryland General Corporation law:

                 (i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection (b)(1) of such section; and
                 (ii) provided, that the Corporation shall not indemnify any Officer or Director for any liability to the Corporation or its security holders arising from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

            (b) The provisions of clause (i) of paragraph (a) herein notwithstanding, the Corporation shall indemnify each Officer and Director against reasonable expenses incurred in connection with the successful defense of any proceeding to which such Officer or Director is a party by reason of service in such capacity.

            (c) The Corporation, in the manner and to the extent provided by applicable law, shall advance to each Officer and Director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith.


Item 26.   Business and Other Connections of the Investment Advisor.
--------   ---------------------------------------------------------

           Baxter Financial Corporation is investment advisor to the Registrant, to Eagle Growth Shares, Inc., and to institutional and individual investment accounts; and acts as the underwriter of the shares of the Fund and of Eagle Growth Shares, Inc.

           DONALD H. BAXTER - Director, President and Treasurer, Baxter Financial Corporation; President and Director, Eagle Growth Shares, Inc. and Philadelphia Fund, Inc.; Director and President, Universal Programs International Limited (distributor); formerly, Director, Sunol Molecular Corp. (biotechnology).

           RONALD F. ROHE - Chief Operating Officer, Baxter Financial Corporation; Vice President, Eagle Growth Shares, Inc. and Philadelphia Fund, Inc.; Secretary, Universal Programs
           International Limited (distributor).

The address of Baxter Financial Corporation, Universal Programs International Limited, Eagle Growth Shares, Inc. and Philadelphia Fund, Inc. is 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432.


Item 27.   Principal Underwriters.
--------   -----------------------

           (a) Baxter Financial Corporation, 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 serves as principal underwriter of the Fund. Baxter Financial Corporation also serves as underwriter of shares of Eagle Growth Shares, Inc. Baxter Financial Corporation also serves as investment adviser to the Fund, Eagle Growth Shares, Inc., and to private investment accounts.


           (b)  See Item 26.

           (c)  Not applicable


Item 28.   Location for Accounts and Records.
--------   ----------------------------------

           All books and records of the Registrant are maintained and are in the possession of the Fund, at 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432, except those which are kept by U.S. Bank, N.A., the Fund's custodian, and Unified Fund
           Services, Inc., the Fund's transfer agent and dividend disbursing agent.


Item 29.   Management Services.
--------   --------------------

           NONE.


Item 30.   Undertakings.
--------   -------------

           Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the registrant's latest Annual Report to Stockholders without charge.

                                  SIGNATURES
                                  ----------



	Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Philadelphia Fund, Inc., certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement (Commission File Nos. 2-10698 and 811-505) to be signed on its behalf by the undersigned, duly authorized, in the City of Boca Raton, and the State of Florida on the 25th day of March, 2008.

                                Philadelphia Fund, Inc.
                                    (Registrant)

                                By:/s/Donald H. Baxter
                                ----------------------------
                                Donald H. Baxter, President

	Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement (File No. 2-10698) has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title                       Date
---------                      -----                       ----

                           President, Principal
/s/Donald H. Baxter        Executive Officer and       March 25, 2008
----------------------     Director
Donald H. Baxter

/s/Thomas J. Flaherty      Director                    March 25, 2008
----------------------
Thomas J. Flaherty*

/s/Donald P. Parson        Director                    March 25, 2008
----------------------
Donald P. Parson*

/s/Ronald F. Rohe          Treasurer, Principal        March 25, 2008
----------------------     Financial Officer
Ronald F. Rohe

/s/Kenneth W. McArthur     Director                    March 25, 2008
----------------------
Kenneth W. McArthur*

/s/Robert L. Meyer         Director                    March 25, 2008
----------------------
Robert L. Meyer*


*By:   /s/Ronald F. Rohe
      ---------------------------------
      Ronald F. Rohe Attorney-in-Fact
      (Pursuant to a Power of Attorney)

                                 EXHIBIT INDEX
                                 -------------

                                                                         PAGE
                                                                         ----





Item 23(i)           Opinion of Counsel                                   54



Item 23(j)           Consent of Briggs, Bunting & Dougherty, LLP          56

                                  Law Office

                     STRADLEY, RONON, STEVENS & YOUNG, LLP

                            2600 One Commerce Square
                     Philadelphia, Pennsylvania 19103-7098
                                 (215) 564-8000
Direct Dial: (215) 564-8027

                                 March 24, 2008

Board of Directors
Philadelphia Fund, Inc.
1200 North Federal Highway
Suite 424
Boca Raton, FL  33432

Gentlemen:

     We have examined the Articles of Incorporation of Philadelphia Fund, Inc. (the "Fund"), a corporation organized under Maryland law, and its by-laws, both as amended to date, the registration statement ("Registration Statement") filed by the Fund under the Securities Act of 1933, as amended (the "Securities Act"), and such records of the various pertinent corporate proceedings as we deem material to this opinion. As of the date hereof, the Fund is authorized to issue an aggregate of 30,000,000 shares of common stock, of a par value of $1.00 per share.

     The Fund has filed, with the U.S. Securities and Exchange Commission, the Registration Statement under the Securities Act, which Registration Statement is deemed to register an indefinite number of shares of the Fund pursuant to the provisions of Section 24(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"). You have further advised us that the Fund has filed, and each year hereafter will timely file, a Notice pursuant to Rule 24f-2 under the Investment Company Act, perfecting the registration of the shares sold by the Fund during each fiscal year during which such registration of an indefinite number of shares remains in effect.

     You have also informed us that the shares of the Fund have been, and will continue to be, sold in accordance with the Fund's usual method of distributing its registered shares, under which prospectuses are made available for delivery to offerees and purchasers of such shares in accordance with Section 5(b) of the Securities Act.

     Based upon the above-described examination, it is our opinion that, as long as the Fund remains a corporation in good standing under the laws of the state of Maryland, and the registration of an indefinite number of shares of the Fund remains effective, the authorized but unissued shares of stock of the Fund, when issued for the consideration established by the board of directors, as described in the Registration Statement, and subject to compliance with Rule 24f 2 under the Investment Company Act, will be, under the laws of the state of Maryland, legally issued, fully-paid, non-assessable outstanding shares of common stock of the Fund.

Board of Directors
Philadelphia Fund, Inc.
March 24, 2008


     We hereby consent to the use of this opinion, in lieu of any other, as an exhibit to the Registration Statement, along with any amendments thereto, covering the registration of the shares of the Fund under the Securities Act and the applications, registration statements or notice filings, and any amendments thereto, filed in accordance with the securities laws of the several states in which shares of the Fund are offered, and we further consent to reference in the Registration Statement to us as legal counsel, who have rendered this opinion concerning the legality of the issuance of the shares of common stock of the Fund.

                                        Very truly yours,

                                        STRADLEY, RONON, STEVENS & YOUNG, LLP


                                        By: /s/ Mark A. Sheehan
                                            --------------------------
                                            Mark A. Sheehan, a Partner

             CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS





We hereby consent to the incorporation by reference in the Statement of Additional Information (Part B) of this amended Registration Statement on
Form N-1A of our report dated December 27, 2007 relating to financial statements of Philadelphia Fund, Inc. for the year ended November 30, 2007. We also consent to the reference to our report under the heading "Financial Highlights" in such amended Registration Statement.




				                  /s/BRIGGS, BUNTING & DOUGHERTY, LLP


				                  BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
March 17, 2008